                          DLJ Commercial Mortgage Corp.
                 Commercial Mortgage Pass-Through Certificates,
                                 Series 1999-CG3

                                  $875,000,000
                                  (Approximate)
                              Offered Certificates

COLUMN
FINANCIAL                                            GE Capital Access, Inc.

                          Donaldson, Lufkin & Jenrette

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999

Transaction Offering:
---------------------


                                   (%) of             Initial
                      Initial      Initial             Pass-                  Wtd.
                    Certificate     Pool      Credit  Through                 Avg.               Principal
Class  Ratings(1)     Balance      Balance   Support   Rate      Description  Life(3) Maturity(3) Window(3)   Legal Status  ERISA(4)
-----  ----------     -------      -------   -------   ----      -----------  ------- ----------- ---------   ------------  --------

Publicly Offered Certificates:

S          --           --(2)        --         --      --           --        --         --         --           Public        --
A-1A       --           --           --         --      --           --        --         --         --           Public        --
A-1B       --           --           --         --      --           --        --         --         --           Public        --
A-2        --           --           --         --      --           --        --         --         --           Public        --
A-3        --           --           --         --      --           --        --         --         --           Public        --
A-4        --           --           --         --      --           --        --         --         --           Public        --
B-1        --           --           --         --      --           --        --         --         --           Public        --
B-2        --           --           --         --      --           --        --         --         --           Public        --


Privately Offered Certificates(5):

B-3        --          --            --         --      --           --        --         --         --       Private-144A      --
B-4        --          --            --         --      --           --        --         --         --       Private-144A      --
B-5        --          --            --         --      --           --        --         --         --       Private-144A      --
B-6        --          --            --         --      --           --        --         --         --       Private-144A      --
B-7        --          --            --         --      --           --        --         --         --       Private-144A      --
B-8        --          --            --         --      --           --        --         --         --       Private-144A      --
C          --          --            --         --      --           --        --         --         --       Private-144A      --
D          --          --            --         --      --           --        --         --         --       Private-144A      --

(1) Moody's Investors Service, Inc. / Fitch IBCA, Inc.

(2) Notional amount. The Class S certificates will be interest only and not be entitled to distributions of principal.

(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans pay in full on their Anticipated Repayment Dates. Otherwise based on
    "Maturity Assumptions" set forth in the Prospectus Supplement.

(4) Expected to be eligible for the underwriter's individual prohibited transaction exemption under ERISA.

(5) Not offered herein.


Originator Profile:
-------------------

The mortgage loans were originated or acquired primarily by (i) Column Financial, Inc. (Column) and (ii) an affiliate of GE Capital Access, Inc.
(GECA). Approximately 52.2% of the mortgage loans are being contributed by Column and 47.8% are being contributed by GECA. All of the mortgage loans were originated between 1998 and 1999.

Column, an indirect wholly owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., was established in August 1993. Column has originated over 1,800 commercial mortgage loans totaling $7.5 billion since its inception. Column sources, underwrites and closes various mortgage loan products through 17 production offices located throughout the country.

GECA is a wholly owned subsidiary of General Electric Capital Corporation
(GECC). Since 1996, GECA and its affiliates have originated or acquired approximately $5.8 billion of commercial mortgage loans in connection with its capital markets programs. Through its GE Capital Real Estate division, GECC has been lending and investing in the commercial real estate industry for over 25 years and has a portfolio of approximately $15 billion of assets. GE Capital Real Estate originates and acquires commercial mortgage loans through approximately 20 offices located throughout North America.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999


Collateral Overview:
--------------------

     o    Total Collateral Balance:           $ 980,453,293 (Approximate)

     o    Avg. Cut-off Date Balance:          $ 5,602,590

     o    Loans/Properties:                   175 loans / 186 properties

     o    Property Type:                      Multifamily (32.5%), Retail (22.6%), Office (19.4%), Other (25.5%)

     o    Geographic Distribution:            38 States and DC.  CA (19.2%), TX (14.7%), NY (9.9%), Other (56.2%)

     o    Amortization Types:                 Balloon (79.2%), ARD (18.2%), Fully Amortizing (2.6%)

     o    Wtd. Avg. U/W DSCR(1):              1.36x

     o    Wtd. Avg. Cut-off Date
          LTV(1):                             70.5%

     o    Appraisals:                         100% of the appraisals state that they follow the guidelines set forth in Title XI of
                                              FIRREA.

     o    Largest Loan:                       5.0%

     o    Five Largest Loans:                 20.8%

     o    Ten Largest Loans:                  33.3%

     o    Wtd. Avg. Remaining
          Term to Maturity:                   121 months

     o    Wtd. Avg. Seasoning:                3 months

     o    Gross WAC:                          8.056%

     o    Call Protection:                    All of the Mortgage Loans provide for either a prepayment lockout period
                                              ("Lockout") and a defeasance period ("Defeasance") or a yield maintenance premium ("YMP") period. All of the Mortgage Loans provide for initial lockout periods. The remaining weighted average lockout and defeasance period for all loans is 9.7 years. All yield maintenance charges are calculated at flat-to-
                                              treasuries.

     o    Defeasance:                         99.8%

     o    Credit Tenant Lease:                1.3%

(1) Excluding CTL Loans.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999

Collateral Overview (continued):
--------------------------------

     o    Participation Loans:         None

     o    Secured Subordinate Debt:    1.3%

     o    Leasehold:                   0.7%

     o    Delinquency:                 No loan delinquent 30 days or more as of the Cut-off Date.

Transaction Overview:
---------------------

     o    Structure:                   Senior/subordinated, sequential pay pass-through bonds.

     o    Lead Manager:                Donaldson, Lufkin & Jenrette, Sole

     o    Mortgage Loan Sellers:       Column Financial, Inc. and GE Capital Access, Inc.

     o    Rating Agencies:             Moody's Investors Service, Inc. / Fitch IBCA, Inc.

     o    Master Servicer:             GE Capital Loan Services, Inc.

     o    Special Servicer:            GMAC Commercial Mortgage Corporation

     o    Trustee:                     Norwest Bank Minnesota, National Association

     o    Cut-off Date:                October 1, 1999

     o    Settlement Date:             October __, 1999

     o    Distribution:                The X day of the month, or if such day is not a business day, the following business day, but no sooner than the X business day after the X day of the month.

     o    Delivery:                    The Depository Trust Company ("DTC") through Cede & Co. (in the United
                                       States) or Cedel Bank, Societe Anonyme ("Cedel") or The Euroclear System
                                       ("Euroclear") (in Europe).

     o    ERISA:                       Classes A-1A, A-1B and S are expected to be eligible for the underwriter's individual prohibited transaction exemption with respect to
                                       ERISA, subject to certain conditions of eligibility.

     o    SMMEA:                       None of the Offered Securities are SMMEA eligible.

     o    Tax Treatment:               REMIC

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999

Transaction Overview (continued):
---------------------------------

o        Servicer Option to Terminate
         Trust:                             1%

o        Analytics:                         Cashflows are expected to be available through Bloomberg, the Trepp Group,
                                            Intex Solutions and Charter Research.

o        Extensions:                        The Special Servicer will be responsible for performing certain servicing functions with respect to Mortgage Loans that, in general, are in default or as to which default is imminent, and for administering any REO properties.  The Pooling and
                                            Servicing Agreement will generally permit the Special Servicer to modify, waive or amend any term of any Mortgage Loan if it determines, in accordance with the servicing standard, that it is appropriate to do so.  The Special Servicer will not be permitted to grant any extension of the maturity of a Mortgage Loan beyond 60 months after its stated maturity date.

o        Controlling Class:                 The Controlling Class of Certificateholders may advise and appoint a Special
                                            Servicer and replace the existing Special Servicer.  The Controlling Class will be the most subordinate Class of Certificates which has a current aggregate certificate principal amount no less than 25% of its original aggregate certificate principal balance.

o        Advances:                          The Master Servicer will be obligated to make advances of scheduled principal and interest payments, excluding balloon payments, subject to recoverability determination and appraisal reductions.  If the Master Servicer fails to make a required P & I Advance and the Trustee is aware of such failure, the Trustee will be obligated to make such Advance.

o        Appraisal Reductions:              An appraisal reduction generally will be created in the amount, if any, by which the Stated Principal Balance of a Specially Serviced Mortgage Loan (plus other amounts overdue in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property. The Appraisal Reduction Amount will reduce proportionately the interest portion (but not the principal portion) of any amount of P&I Advances for such loan, which reduction will result, in general, in a reduction of interest distributable to the most subordinate Class of Principal
                                            Balance Certificates outstanding. An appraisal reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least twelve consecutive months, paid in full, liquidated, repurchased, or otherwise disposed of.
                                            Appraisal reductions will not effect class sizes for the purposes of determining the
                                            Controlling Class.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999


Structure Description:
----------------------

                               Administrative Fee



                                        ------  ------
                                        Public  Public         Class S    - -    Public

                                ------
                        ------  Public
                        Public
                ------
        ------  Public
        Public
 ------
 Public
                                                        -------  -------  -------  -------  -------  -------  -------   -------
                                                        Private  Private  Private  Private  Private  Private  Private   Private



 Class   Class  Class    Class  Class   Class   Class    Class    Class    Class  Class     Class     Class    Class     Class
 A-1A    A-1B    A-2      A-3    A-4     B-1     B-2      B-3     B-4      B-5    B-6        B-7      B-8       C         D

   - -    - -    - -       - -    - -    - -     - -       - -     - -      - -    - -         - -      - -      - -       - -




Class

  S

A-1A

A-1B
                             [PLOT POINTS TO COME]
 A-2

 A-3

 A-4

 B-1

 B-2
                                      Priority of Cashflows

 B-3
                                          Principal

 B-4
                                          Interest

 B-5

 B-6

 B-7

 B-8

  C

  D
            Oct-99       Oct-09                     Oct-19        Oct-29

Based on the "Maturity Assumptions" set forth in the Prospectus Supplement and a 0% CPR (except ARD Loans paid in full on the ARD).

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999

Interest Distributions:
-----------------------

Each Class of Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate on the Certificate Balance of such Class outstanding immediately prior to the related distribution date. The Class S Certificates will be entitled on each Distribution Date to the aggregate interest accrued at the related Class S Strip Rate on each of its notional components. All Classes will pay interest on a 30/360 basis.

Principal Distributions:
------------------------

Available principal will be distributed on each Distribution Date to the outstanding Classes of Principal Balance Certificates in the following sequential order: Class A-1A, A-1B, A-2, A-3, A-4, B-1, B-2, B-3, B-4, B-5, B-6,
B-7, B-8, C and D. However, if Classes A-2 through D have been retired as a result of losses and additional trust fund expenses, Classes A-1A and A-1B will receive principal on a pro-rata basis.

Realized Losses and Expense(s):
-------------------------------

Realized losses from any Mortgage Loan and additional trust fund expenses will be allocated to the outstanding classes of Principal Balance Certificates in the following sequential order: Class D, C, B-8, B-7, B-6, B-5, B-4, B-3, B-2, B-1, A-4, A-3 and A-2. If Classes A-2 through D have been reduced to $0 by losses and additional trust fund expenses, future losses and additional trust fund expenses shall be applied to Classes A-1A and A-1B pro-rata.

Credit Enhancements:
--------------------

Credit enhancement for each Class of publicly registered Certificates will be provided by the Classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

Allocation of Yield Maintenance and Prepayment Premiums:
--------------------------------------------------------

The certificate yield maintenance amount ("CYMA") for the Class A-1A, A-1B, A-2, A-3, A-4, B-1 and B-2 Certificates (collectively, the "Yield Maintenance Certificates") equals the total yield maintenance premium collected, multiplied by a fraction (not greater than one or less than zero) which is based upon a formula involving the relationship between the Pass-Through Rate for the Classes currently receiving principal, the mortgage rate of the Mortgage Loan that has prepaid, and current interest rates. In general, the CYMA for any Distribution Date will be calculated in respect of and payable to the Class(es) of Principal Balance Certificates entitled to receive distributions of principal on such Distribution Date.

             CYM               =        ( Pass-Through Rate - Discount Rate )
                                        -------------------------------------
          Allocation                      ( Mortgage Rate - Discount Rate )
to Yield Maintenance Certificates

The yield maintenance amount payable to the Class S (interest only) Certificates, will equal the total yield maintenance premium less the CYMA for the Yield Maintenance Certificates as defined above.

All prepayment premiums collected on the Mortgage Loans and calculated as a percentage of the amount prepaid, will be distributed to the Class S (interest only) Certificates.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999

--------------------------------------------------------------------

In general, this formula provides for an increase in the allocation of yield maintenance premiums to the Yield Maintenance Certificates as interest rates decrease and a decrease in the allocation to such Classes as interest rates rise.

Allocation of Yield Maintenance Premiums Example:
-------------------------------------------------

Discount Rate Fraction Methodology:
-----------------------------------
Mortgage Rate                       = 8%
P & I Class Coupon                  = 6%
Discount Rate (Based on a Treasury Rate)     = 5%
% of Principal Distributed to Class          = 100%

P & I Class Allocation:
------------------------
6% - 5% x 100% = 33 1/3%
-------
8% - 5%

Class S Allocation:
-------------------
100% - P & I Class (es) Allocation  = 66 2/3%


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999


Stratification:
---------------
[GRAPHIC APPEARS HERE]
AL   0.2%
AZ   3.0%
CA  19.2%
CO   1.2%
CT   1.2%
DC   2.2%
FL   4.3%
IA   0.6%
IL   4.3%
IN   0.4%
KS   0.5%
KY   0.8%
LA   1.4%
MA   1.3%
MD   3.4%
ME   0.2%
MI   4.6%
MN   3.5%
MT   0.4%
NC   2.8%
ND   0.2%
NH   0.3%
NJ   3.0%
NM   0.9%
NY   9.9%
NV   0.1%
OH   3.0%
OK   0.9%
OR   0.2%
PA   4.2%
RI   0.1%
SC   3.6%
TN   1.5%
TX  14.7%
UT   0.3%
VA   1.3%
WA   0.3%
WI   0.1%




                         Mortgaged Properties by State



                                                                                     Weighted                            Weighted
                            Number of                              Percentage of     Average           Weighted           Average
                            Mortgaged         Cut-off Date          Initial Pool     Mortgage          Average          Cut-off Date
State                       Properties        Balance (1)             Balance         Rate           U/W DSCR (2)      LTV Ratio (2)
------------------------------------------------------------------------------------------------------------------------------------
California                      23           $187,966,443              19.2%          7.930%           1.29x              71.9%
Texas                           36            144,311,561              14.7%          8.046%           1.34               72.6%
New York                         6             96,756,666               9.9%          7.878%           1.34               68.6%
Michigan                         7             45,560,071               4.6%          8.364%           1.25               75.7%
Illinois                         6             41,807,221               4.3%          8.139%           1.24               72.3%
Florida                         11             41,703,633               4.3%          7.969%           1.25               75.9%
Pennsylvania                     3             41,013,214               4.2%          8.346%           1.22               68.7%
South Carolina                   1             34,953,502               3.6%          8.170%           2.39               42.8%
Minnesota                        4             34,204,110               3.5%          8.144%           1.78               54.9%
Maryland                         6             32,868,169               3.4%          8.261%           1.25               77.1%
New Jersey                       8             29,633,749               3.0%          8.486%           1.36               67.3%
Arizona                          7             29,221,897               3.0%          7.897%           1.25               78.0%
Ohio                             5             29,167,661               3.0%          7.962%           1.28               74.5%
North Carolina                   5             27,225,547               2.8%          7.657%           1.31               75.0%
District of Columbia             4             21,404,131               2.2%          7.763%           1.32               75.9%
Tennessee                        3             14,219,318               1.5%          7.582%           1.28               76.1%
Louisiana                        6             13,486,147               1.4%          8.510%           1.46               62.2%
Virginia                         4             12,550,856               1.3%          8.120%           1.27               73.1%
Massachusetts                    2             12,537,236               1.3%          7.665%           1.24               78.9%
Connecticut                      8             11,959,040               1.2%          8.559%           1.33               70.9%
Colorado                         3             11,902,001               1.2%          7.790%           1.38               71.9%
Oklahoma                         1              8,691,817               0.9%          8.680%           1.45               62.1%
New Mexico                       2              8,542,278               0.9%          8.212%           1.28               77.7%
Kentucky                         1              7,991,375               0.8%          8.150%           1.26               67.7%
Iowa                             4              5,883,501               0.6%          8.439%           1.28               74.3%
Kansas                           2              4,473,408               0.5%          8.570%           1.33               55.8%
Indiana                          2              4,296,499               0.4%          8.702%           1.30               65.7%
Montana                          1              3,956,496               0.4%          8.290%           1.23               79.1%
Utah                             1              3,288,373               0.3%          8.070%           1.20               72.9%
Washington                       3              3,057,725               0.3%          8.468%           1.26               51.5%
New Hampshire                    3              3,014,366               0.3%          8.686%           1.27               60.0%
Oregon                           1              2,248,487               0.2%          7.990%           1.20               68.1%
Alabama                          1              2,020,069               0.2%          7.720%           1.50               76.2%
Maine                            1              1,998,361               0.2%          7.000%           1.33               74.0%
Mississippi                      1              1,896,804               0.2%          7.780%           1.43               74.4%
North Dakota                     1              1,496,145               0.2%          8.280%           1.26               44.8%
Rhode Island                     1              1,347,747               0.1%          8.610%           1.29               72.5%
Nevada                           1                998,838               0.1%          7.870%           1.61               58.1%
Wisconsin                        1                798,832               0.1%          8.220%           1.43               69.5%
                            ------------------------------------------------------------------------------------------------------
Total/Weighted Average:        186           $980,453,293             100.0%          8.056%           1.36x              70.5%
                            ======================================================================================================

(1) Assumes a Cut-off Date of October 1, 1999.
(2) Excluding CTL Loans.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999

[BAR CHART APPEARS HERE]
Self Storage                       0.7%
Independent/Assisted Living        0.4%
Multifamily                       32.5%
Retail                            22.6%
Office                            19.4%
Hotel                             11.5%
Manufactured Housing               5.0%
Mixed Use                          3.4%
Industrial                         3.3%
CTL                                1.3%


Mortgaged Properties by Property Type



                                                                                       Weighted                          Weighted
                                   Number of                          Percentage of    Average         Weighted           Average
                                   Mortgaged       Cut-off Date        Initial Pool    Mortgage        Average          Cut-off Date
Property Type                      Properties       Balance (1)          Balance          Rate      U/W DSCR (2)       LTV Ratio (2)
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                             79      $   318,195,569          32.5%         7.880%           1.28x             74.0%
Retail                                  40          221,658,077          22.6%         7.914%           1.32              73.9%
Office                                  20          189,849,943          19.4%         8.237%           1.24              70.3%
Hotel                                    8          112,581,692          11.5%         8.300%           1.90              52.8%
Manufactured Housing                    10           48,664,543           5.0%         8.002%           1.23              75.8%
Mixed Use                                9           33,429,972           3.4%         8.402%           1.29              71.3%
Industrial                              10           32,711,374           3.3%         8.434%           1.36              69.1%
CTL                                      5           12,715,287           1.3%         8.123%            N/A               N/A
Self Storage                             4            6,819,157           0.7%         8.319%           1.43              65.1%
Independent/Assisted Living              1            3,827,680           0.4%         8.500%           1.26              67.2%
                                --------------------------------------------------------------------------------------------------
Total/Weighted Average:                186      $   980,453,293         100.0%         8.056%           1.36x             70.5%
                                ==================================================================================================

(1) Assumes a Cut-off Date of October 1, 1999.
(2) Excluding CTL Loans.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999

                          Original Amortization Terms


                                                                                  Weighted                            Weighted
      Range of           Number of                            Percentage of       Average           Weighted           Average
Original Amortization     Mortgage        Cut-off Date         Initial Pool       Mortgage          Average          Cut-off Date
   Terms (Months)          Loans           Balance (1)           Balance             Rate        U/W DSCR (2)       LTV Ratio (2)
-----------------------------------------------------------------------------------------------------------------------------------
177     -      239             6         $      17,578,958         1.8%            8.284%             1.55x             52.1%
240     -      299             8                 9,809,264         1.0%            8.363%             1.36              64.6%
300     -      313            35               150,538,178        15.4%            8.030%             1.57              60.7%
314     -      360           126               802,526,893        81.9%            8.052%             1.31              72.6%
                           --------------------------------------------------------------------------------------------------------
Total/Weighted Average:      175         $     980,453,293       100.0%            8.056%             1.36x             70.5%
                           ========================================================================================================


Maximum Original Amortization Term (Months):         360
Minimum Original Amortization Term (Months):         177
Wtd. Avg. Original Amortization Term (Months):       346

(1) Assumes a Cut-off Date of October 1, 1999.
(2) Excluding CTL Loans.




                     Original Terms to Stated Maturity (1)


                                                                                    Weighted                            Weighted
       Range of                  Number of                         Percentage of     Average         Weighted            Average
    Original Terms               Mortgage       Cut-off Date        Initial Pool      Mortgage        Average           Cut-off Date
 to Maturity (Months)              Loans         Balance (2)          Balance          Rate         U/W DSCR (3)      LTV Ratio (3)
-----------------------------------------------------------------------------------------------------------------------------------
  60      -      115                 7       $    35,861,917           3.7%           8.214%            1.28x              71.2%
 116      -      120               154           901,775,502          92.0%           8.075%            1.36               70.6%
 121      -      200                 4            13,032,747           1.3%           7.311%            1.51               74.2%
 201      -      300                10            29,783,127           3.0%           7.617%            1.45               66.8%
                            -------------------------------------------------------------------------------------------------------
Total/Weighted Average:            175       $   980,453,293         100.0%           8.056%            1.36x              70.5%
                            =======================================================================================================


Maximum Original Term to Maturity (Months):                 300
Minimum Original Term to Maturity (Months):                  60
Wtd. Avg. Original Term to Maturity (Months):               123

(1) In the case of Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2) Assumes a Cut-off Date of October 1, 1999.
(3) Excluding CTL Loans.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999

                          Remaining Amortization Terms


                                                                                        Weighted                        Weighted
         Range of               Number of                           Percentage of       Average         Weighted         Average
 Remaining Amortization         Mortgage         Cut-off Date        Initial Pool       Mortgage        Average        Cut-off Date
     Terms (Months)               Loans           Balance (1)          Balance             Rate      U/W DSCR (2)     LTV Ratio (2)
------------------------------------------------------------------------------------------------------------------------------------
   176      -     238               9         $     21,083,672          2.2%            8.339%           1.44x           58.1%
   239      -     298              26              113,137,486         11.5%            7.766%           1.65            59.3%
   299      -     312              14               43,705,242          4.5%            8.741%           1.37            64.0%
   313      -     359             126              802,526,893         81.9%            8.052%           1.31            72.6%
                           ------------------------------------------------------------------------------------------------------
Total/Weighted Average:           175         $    980,453,293        100.0%            8.056%           1.36x           70.5%
                           ======================================================================================================


Maximum Remaining Amortization Term (Months):         359
Minimum Remaining Amortization Term (Months):         176
Wtd. Avg. Remaining Amortization Term (Months):       343

(1) Assumes a Cut-off Date of October 1, 1999.
(2) Excluding CTL Loans.




                     Remaining Terms to Stated Maturity (1)


                                                                                       Weighted                         Weighted
           Range of            Number of                            Percentage of      Average         Weighted          Average
      Remaining Terms           Mortgage        Cut-off Date         Initial Pool      Mortgage        Average         Cut-off Date
    to Maturity (Months)         Loans           Balance (2)           Balance            Rate      U/W DSCR (3)      LTV Ratio (3)
------------------------------------------------------------------------------------------------------------------------------------
      59      -     114          10         $     69,738,424            7.1%            7.618%         1.43x            67.9%
     115      -     119         151              867,898,995           88.5%            8.117%         1.35             70.8%
     120      -     199           4               13,032,747            1.3%            7.311%         1.51             74.2%
     200      -     299          10               29,783,127            3.0%            7.617%         1.45             66.8%
                            -------------------------------------------------------------------------------------------------------
Total/Weighted Average:         175         $    980,453,293          100.0%            8.056%         1.36x            70.5%
                            =======================================================================================================

Maximum Remaining Term to Maturity (Months):             299
Minimum Remaining Term to Maturity (Months):              59
Wtd. Avg. Remaining Term to Maturity (Months):           121

(1) In the case of Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2) Assumes a Cut-off Date of October 1, 1999.
(3) Excluding CTL Loans.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999

                  Underwritten Debt Service Coverage Ratios


                                                                                     Weighted                            Weighted
                           Number of                             Percentage of       Average           Weighted           Average
        Range of            Mortgage          Cut-off Date        Initial Pool       Mortgage          Average          Cut-off Date
       U/W DSCRs             Loans             Balance (1)          Balance             Rate        U/W DSCR (2)       LTV Ratio (2)
------------------------------------------------------------------------------------------------------------------------------------
           CTL                  5          $     12,715,287          1.3%            8.123%              N/A               N/A
 1.20x     -     1.21          21               180,063,758         18.4%            8.209%             1.21x             72.5%
 1.22      -     1.24          40               229,205,096         23.4%            7.969%             1.23              76.5%
 1.25      -     1.29          50               215,036,518         21.9%            8.115%             1.27              74.1%
 1.30      -     1.34          21               103,103,292         10.5%            8.035%             1.32              70.0%
 1.35      -     1.39          13                33,108,248          3.4%            8.278%             1.36              69.1%
 1.40      -     2.39x         25               207,221,094         21.1%            7.929%             1.73              58.9%
                          ----------------------------------------------------------------------------------------------------------
Total/Weighted Average:       175          $    980,453,293        100.0%            8.056%             1.36x             70.5%
                          ==========================================================================================================

Maximum Underwriting DSCR (2):      2.39x
Minimum Underwriting DSCR (2):      1.20x
Wtd. Avg. Underwriting DSCR (2):    1.36x

(1) Assumes a Cut-off Date of October 1, 1999.
(2) Excluding CTL Loans.



                       Cut-off Date Loan-to-Value Ratios


                                                                                       Weighted                          Weighted
                                   Number of                         Percentage of     Average           Weighted         Average
     Range of Cut-off Date         Mortgage      Cut-off Date         Initial Pool     Mortgage          Average        Cut-off Date
     Loan-to-Value Ratios            Loans        Balance (1)           Balance           Rate        U/W DSCR (2)     LTV Ratio (2)
------------------------------------------------------------------------------------------------------------------------------------
              CTL                       5         $   12,715,287         1.3%          8.123%              N/A             N/A
   37.10%      -      55.00%           12            101,446,840        10.3%          8.118%             1.97x           49.4%
   55.10%      -      65.00%           25            130,868,336        13.3%          8.033%             1.42            62.8%
   65.10%      -      67.50%            7             73,015,929         7.4%          8.185%             1.22            66.8%
   67.60%      -      70.00%           14             37,639,726         3.8%          8.200%             1.31            68.6%
   70.10%      -      72.50%           15             88,494,370         9.0%          8.074%             1.31            71.9%
   72.60%      -      75.00%           34            135,176,063        13.8%          8.258%             1.26            73.6%
   75.10%      -      77.50%           24            145,090,742        14.8%          8.032%             1.25            76.3%
   77.60%      -      78.50%            9            110,248,921        11.2%          7.867%             1.24            78.2%
   78.60%      -      79.50%           17             77,882,546         7.9%          7.738%             1.29            79.1%
   79.60%      -      80.00%           13             67,874,534         6.9%          8.071%             1.24            79.8%
                                 -------------------------------------------------------------------------------------------------
Total/Weighted Average:                175        $  980,453,293       100.0%          8.056%             1.36x           70.5%
                                 =================================================================================================

Maximum Cut-off Date LTV Ratio (2):     80.0%
Minimum Cut-off Date LTV Ratio (2):     37.1%
Wtd. Avg. Cut-off Date LTV Ratio (2):   70.5%

(1) Assumes a Cut-off Date of October 1, 1999.
(2) Excluding CTL Loans.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999

                             Cut-off Date Balances


                                                                                             Weighted                    Weighted
                                        Number of                           Percentage of    Average        Weighted      Average
              Range of                  Mortgage          Cut-off Date       Initial Pool    Mortgage       Average     Cut-off Date
       Cut-off Date Balances             Loans             Balance (1)         Balance          Rate     U/W DSCR (2)  LTV Ratio (2)
------------------------------------------------------------------------------------------------------------------------------------
 $      401,415    -       500,000          6        $     2,711,826             0.3%         8.996%          1.26x        63.6%
        500,001    -       750,000          6              3,520,729             0.4%         8.555%          1.31         57.6%
        750,001    -     1,000,000         12             10,531,893             1.1%         8.542%          1.29         68.6%
      1,000,001    -     1,250,000          7              7,575,572             0.8%         8.409%          1.34         64.6%
      1,250,001    -     1,500,000         16             22,345,747             2.3%         8.442%          1.27         72.1%
      1,500,001    -     1,750,000          9             14,995,477             1.5%         8.194%          1.27         75.0%
      1,750,001    -     2,000,000         14             26,264,449             2.7%         7.965%          1.32         71.6%
      2,000,001    -     3,000,000         17             41,929,533             4.3%         8.178%          1.33         70.4%
      3,000,001    -     4,000,000         21             74,893,271             7.6%         8.316%          1.30         72.4%
      4,000,001    -     5,000,000         13             58,884,120             6.0%         7.942%          1.31         74.4%
      5,000,001    -     6,000,000          9             49,533,870             5.1%         8.232%          1.31         70.8%
      6,000,001    -     7,000,000          7             45,971,315             4.7%         7.920%          1.31         72.2%
      7,000,001    -     8,000,000          8             59,646,308             6.1%         7.864%          1.25         75.7%
      8,000,001    -     9,000,000          7             58,981,979             6.0%         7.944%          1.32         75.3%
      9,000,001    -    11,500,000          4             40,604,982             4.1%         8.217%          1.28         69.4%
     11,500,001    -    15,500,000          7            100,025,244            10.2%         8.030%          1.26         73.2%
     15,500,001    -    19,500,000          3             52,126,403             5.3%         8.099%          1.41         71.2%
     19,500,001    -    34,500,000          5            152,709,847            15.6%         7.847%          1.44         65.5%
     34,500,001    -  $ 48,969,762          4            157,200,732            16.0%         8.075%          1.51         67.2%
                                     ---------------------------------------------------------------------------------------------
Total/Weighted Average:                   175        $   980,453,293           100.0%         8.056%          1.36x        70.5%
                                     =============================================================================================


Maximum Cut-off Date Balance:           $      48,969,762
Minimum Cut-off Date Balance:           $         401,415
Average Cut-off Date Balance:           $       5,602,590

(1) Assumes a Cut-off Date of October 1, 1999.
(2) Excluding CTL Loans.



                      Mortgage Loans by Amortization Type


                                                                                     Weighted                            Weighted
                              Number of                          Percentage of        Average          Weighted           Average
                              Mortgage          Cut-off Date      Initial Pool       Mortgage          Average          Cut-off Date
Loan Type                     Loans             Balance (1)         Balance             Rate        U/W DSCR (2)       LTV Ratio (2)
------------------------------------------------------------------------------------------------------------------------------------
Balloon                       156         $    776,686,201          79.2%            8.097%             1.28x             73.0%
ARD                             9              178,334,855          18.2%            7.914%             1.70              61.0%
Fully Amortizing               10               25,432,238           2.6%            7.799%             1.47              57.9%
                            ------------------------------------------------------------------------------------------------------
Total/Weighted Average:       175         $    980,453,293         100.0%            8.056%             1.36x             70.5%
                            ======================================================================================================


(1) Assumes a Cut-off Date of October 1, 1999.
(2) Excluding CTL Loans.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999

                                 Mortgage Rates


                                                                                       Weighted                        Weighted
                                  Number of                          Percentage of     Average         Weighted         Average
            Range of              Mortgage         Cut-off Date       Initial Pool     Mortgage        Average        Cut-off Date
         Mortgage Rates            Loans            Balance (1)         Balance          Rate       U/W DSCR (2)     LTV Ratio (2)
------------------------------------------------------------------------------------------------------------------------------------
   6.830%      -       7.000%           5       $     51,530,881         5.3%          6.884%           1.58x           66.7%
   7.001%      -       7.250%           4             15,334,720         1.6%          7.212%           1.26            78.5%
   7.251%      -       7.500%           1              8,243,791         0.8%          7.430%           1.25            78.5%
   7.501%      -       7.750%          12             54,951,031         5.6%          7.635%           1.31            75.7%
   7.751%      -       8.000%          29            300,585,639        30.7%          7.888%           1.26            73.9%
   8.001%      -       8.250%          44            245,440,707        25.0%          8.151%           1.53            66.1%
   8.251%      -       8.500%          37            192,392,563        19.6%          8.357%           1.25            72.2%
   8.501%      -       8.750%          23             79,608,746         8.1%          8.597%           1.36            68.5%
   8.751%      -       9.000%          13             24,624,098         2.5%          8.847%           1.35            58.8%
   9.001%      -       9.220%           7              7,741,117         0.8%          9.108%           1.27            66.5%

                                ----------------------------------------------------------------------------------------------------
Total/Weighted Average:               175        $   980,453,293       100.0%          8.056%           1.36x           70.5%
                                ====================================================================================================

Maximum Mortgage Rate:                  9.220%
Minimum Mortgage Rate:                  6.830%
Average Mortgage Rate:                  8.056%

(1) Assumes a Cut-off Date of October 1, 1999.
(2) Excluding CTL Loans.




                        Occupancy Rates at Underwriting


                                                                                         Weighted                       Weighted
                                      Number of                        Percentage of     Average         Weighted        Average
             Range of                Mortgage        Cut-off Date       Initial Pool     Mortgage        Average       Cut-off Date
     Occupancy Rates at U/W        Properties (1)     Balance (2)         Balance          Rate       U/W DSCR (3)    LTV Ratio (3)
------------------------------------------------------------------------------------------------------------------------------------
    58.0%        -        79.9%           1         $       768,933         0.1%          8.420%           1.41x          60.1%
    80.0%        -        89.9%          10             100,803,190        10.3%          8.138%           1.26           69.2%
    90.0%        -        94.9%          36             166,081,905        16.9%          8.068%           1.27           73.3%
    95.0%        -        97.5%          42             184,545,684        18.8%          7.977%           1.29           74.5%
    97.5%        -       100.0%          89             415,671,889        42.4%          7.999%           1.30           72.9%
                                ----------------------------------------------------------------------------------------------------
Total/Weighted Average:                 178         $   867,871,601        88.5%          8.024%           1.28x          72.9%
                                ====================================================================================================

Maximum Occupancy Rate at U/W:          100.0%
Minimum Occupancy Rate at U/W:           58.0%
Wtd. Avg. Occupancy Rate at U/W:         96.0%

(1) Does not include any hotel properties.
(2) Assumes a Cut-off Date of October 1, 1999.
(3) Excluding CTL Loans.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities
Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities
Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda.
No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements.
Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

                                    Page 15


DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999


                       Years Built/Years Renovated (1)

                                                                                          Weighted                      Weighted
                                    Number of                           Percentage of     Average        Weighted        Average
      Range of Years               Mortgaged        Cut-off Date        Initial Pool      Mortgage       Average       Cut-off Date
      Built/Renovated              Properties         Balance (2)          Balance          Rate       U/W DSCR (3)    LTV Ratio (3)
------------------------------------------------------------------------------------------------------------------------------------
 1960      -      1970               4            $      9,138,005           0.9%           8.231%      1.30x            71.0%
 1971      -      1980               21                115,422,005          11.8%           7.964%      1.28             73.3%
 1981      -      1990               61                414,860,194          42.3%           7.968%      1.29             72.5%
 1991      -      1999              100                441,033,089          45.0%           8.159%      1.44             67.9%
                             -----------------------------------------------------------------------------------------------------
Total/Weighted Average:             186           $    980,453,293         100.0%           8.056%      1.36x            70.5%
                             =====================================================================================================

Maximum Year Built/Renovated:              1999
Minimum Year Built/Renovated:              1960
Wtd. Avg. Year Built/Renovated:            1989

(1) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.
(2) Assumes a Cut-off Date of October 1, 1999.
(3) Excluding CTL Loans.




                        Mortgage Pool Prepayment Profile


                                                                                        % of Pool
                    Months Since   Number of        Outstanding          % of Pool         Yield        % of Pool
 Date               Cut-off Date    Loans           Balance (mm)         Lockout        Maintenance        Open           Total
-----------------------------------------------------------------------------------------------------------------------------------
Oct-99                   0          175              $    980.5           100.00%           0.0%           0.00%         100.0%

Oct-00                  12          175              $    972.2           100.00%           0.0%           0.00%         100.0%

Oct-01                  24          175              $    963.1           100.00%           0.0%           0.00%         100.0%

Oct-02                  36          175              $    953.1           100.00%           0.0%           0.00%         100.0%

Oct-03                  48          175              $    942.3           100.00%           0.0%           0.00%         100.0%

Oct-04                  60          174              $    924.1            99.47%           0.0%           0.53%         100.0%

Oct-05                  72          174              $    911.4            99.46%           0.0%           0.54%         100.0%

Oct-06                  84          169              $    872.6           100.00%           0.0%           0.00%         100.0%

Oct-07                  96          169              $    858.0           100.00%           0.0%           0.00%         100.0%

Oct-08                 108          166              $    814.2           100.00%           0.0%           0.00%         100.0%

Oct-09                 120           14              $     32.2           100.00%           0.0%           0.00%         100.0%

Oct-10                 132           13              $     26.5           100.00%           0.0%           0.00%         100.0%

Oct-11                 144           13              $     24.8           100.00%           0.0%           0.00%         100.0%

Oct-12                 156           13              $     22.9           100.00%           0.0%           0.00%         100.0%

Oct-13                 168           12              $     19.7            94.21%           5.79%          0.00%         100.0%

Oct-14                 180           10              $     17.8            94.00%           6.00%          0.00%         100.0%

Oct-15                 192           10              $     16.3            93.96%           6.04%          0.00%         100.0%

Oct-16                 204           10              $     14.8            93.92%           6.08%          0.00%         100.0%

Oct-17                 216           10              $     13.1            93.85%           6.15%          0.00%         100.0%

Oct-18                 228            9              $      6.0            87.86%          11.75%          0.39%         100.0%


(1) Calculated assuming that no Mortgage Loan prepays, defaults or is repurchased prior to stated maturity, except that the ARD Loans are assumed to pay in full on their respective Anticipated Repayment Dates. Otherwise calculated based on Maturity Assumptions to be set forth in the final prospectus supplement.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999

                  Prepayment Provision as of the Cut-off Date

                                                                                      Weighted        Weighted
                                                                                       Average         Average
                                                                  Percentage of      Remaining        Remaining        Weighted
             Range of              Number of                        Initial           Lockout          Lockout          Average
       Remaining Terms to           Mortgage    Cut-off Date         Pool             Period       Plus YM Period      Maturity
    Stated Maturity (Years) (1)       Loans      Balance (2)        Balance          (Years)           (Years)        (Years) (1)
----------------------------------------------------------------------------------------------------------------------------------
    4.0       -         4.9            1       $     6,995,463         0.7%             4.7               4.7               4.9
    6.0       -         6.9            5            26,868,093         2.7%             6.2               6.2               6.9
    8.0       -         8.9            1             2,868,396         0.3%             8.2               8.2               8.7
    9.0       -         9.9          154           900,905,466        91.9%             9.4               9.4               9.8
    10.0      -        10.9            1             4,826,748         0.5%            10.6              10.6              10.8
    13.0      -        13.9            1             1,772,211         0.2%            13.7              13.7              13.9
    14.0      -        14.9            2             6,433,789         0.7%            14.2              14.2              14.7
    18.0      -        18.9            1             8,650,061         0.9%            18.7              18.7              18.9
    19.0      -        19.9            6             9,841,012         1.0%            19.1              19.1              19.5
    23.0      -        23.9            2             8,264,858         0.8%            21.6              23.6              23.9
    24.0      -        24.9            1             3,027,197         0.3%            24.4              24.4              24.9

Total/Weighted Average:              175       $   980,453,293       100.0%             9.7               9.7              10.1

(1) In the case of the ARD Loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2) Cut-off balance as of October 1, 1999.




                               Prepayment Option

                                                                                    Weighted        Weighted
                                                                                     Average         Average
                                                                                    Remaining      Remaining       Weighted
                                    Number of                     Percentage of     Lockout         Lockout          Average
                                    Mortgage       Cut-off Date       Initial        Period      Plus YM Period     Maturity
       Prepayment Option            Loans           Balance (1)    Pool Balance      (Years)         (Years)        (Years) (2)
---------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance                 174         $   978,682,247      99.8%            9.6             9.6            10.0
Lockout / Yield Maintenance            1               1,771,046       0.2%           13.8            23.6            23.8
                                --------------------------------------------------------------------------------------------------
Total/Weighted Average:              175         $   980,453,293     100.0%            9.7             9.7            10.1
                                ==================================================================================================

(1) Cut-off balance as of October 1, 1999.
(2) In the case of the ARD Loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999

                           Significant Mortgage Loans

                                                                                          Percentage of
                                             Property    Units/Rooms/    Cut-off Date     Initial Pool       Appraised
  #  Property Name                             Type       Square Feet     Balance (1)       Balance            Value
-------------------------------------------------------------------------------------------------------------------------------
  1  45 Broadway                               Office       368,471      $  48,969,762        5.0%         $   67,400,000

  2  The LaSalle Hotel Property Loans(2)       Hotel            972         46,403,465        4.7%             86,200,000

  3  The Alliance Portfolio                 Multifamily       1,118         38,336,336        3.9%             49,050,000

  4  Westin Resort Hilton Head                 Hotel            412         34,953,502        3.6%             81,700,000

  5  Southshore Beach & Tennis Club         Multifamily         450         34,941,132        3.6%             48,500,000

Total/Weighted Average:                                                  $ 203,604,197       20.8%         $  332,850,000
                                                                         =============       ====          ==============



                                                                                         Cut-off Date
  #  Property Name                                   Mortgage Rate       U/W DSCR         LTV Ratio
-------------------------------------------------------------------------------------------------------------
  1  45 Broadway                                       8.410%             1.21x           72.7%

  2  The LaSalle Hotel Property Loans(2)               8.100%              1.85           53.8%

  3  The Alliance Portfolio                            7.830%              1.24           78.2%

  4  Westin Resort Hilton Head                         8.170%              2.39           42.8%

  5  Southshore Beach & Tennis Club                    7.780%              1.33           72.0%

Total/Weighted Average:                                8.081%              1.58x          64.2%
                                                       =====               ====           ====



(1)  Assumes a Cut-off Date of October 1, 1999.
(2) The LaSalle Hotel Property Loans consists of two Mortgage Loans, the Radisson South - Bloomington and Le Meridien - Dallas, respectively, that are cross-collateralized and cross-defaulted.





The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3 Collateral and Structural Term Sheet   September 17, 1999

                                  45 Broadway

                                LOAN INFORMATION

Cut-off Date Balance:                   $48,969,762

% of Initial Pool:                      5.0%

Mortgage Loan Seller:                   GE Capital Access, Inc.

Interest Rate:                          8.410%

Term to ARD:                            10 years

Amortization Term:                      30 years

Call Protection:                        Prepayment lockout; U.S. Treasury
                                        defeasance permitted as of the 2 year
                                        anniversary of the Closing Date.

Cut-Off Date LTV:                       72.7%

Maturity/ARD LTV:                       65.7%

U/W DSCR:                               1.21x

Cross Collateralization/ Default:       No/No

Special Provisions:                     ARD Loan, Hard Lockbox





                              PROPERTY INFORMATION

Single Asset/Portfolio:       Single Asset

Property Type:                Office

Location:                     New York, New York

Years Built/Renovated:        1983

Collateral:                   368,471 square foot Class A, multi-tenanted
                              office building located in New York City

Property Manager:             45 Broadway Management Company LLC

U/W Net Cash Flow:            $5,425,246

Appraised Value:              $67,400,000

Appraisal Date:               June 3, 1999

Occupancy Rate at U/W:        99%





Additional Information:

The subject property is a 32-story, 368,471 SF Class A multi-tenanted (with a diversified tenant mix) office building located in the Downtown Financial District of Manhattan. The subject property, built in 1983, features a six-story atrium with an 80-foot waterfall, and a saw-tooth floor-plate design that allows for up to 9 corner offices on the upper floors. The property is located 2 blocks from the NYSE, 1 block from AMEX, and within 5 blocks of the major subway lines serving Downtown Manhattan.

The borrower is required to provide the lender with a $2MM Letter of Credit, which is to remain outstanding until the loan has a 1.35x DSCR (and the ratio if the property's net cash flow to the original principal balance of $49,000,000 equals 13.5%) and may be reduced to $1MM when the loan achieves a 1.30x DSCR (and the ratio of the property's net cash flow to the original principal balance of $49,000,000 equals 2.5%). After 5 years, the holder of the note may draw down any outstanding L.O.C. to reduce the loan balance (without prepayment penalty). The Borrower deposited $1,356,000 at closing into a rollover reserve for tenant improvements and leasing commissions. In addition, Borrower is obligated to deposit $65,000 into the TI/LC reserve monthly until the balance, excluding the initial deposit, exceeds $1,250,000. In addition, the loan features both tax and insurance escrows.

The borrower is a special purpose entity. Principals of the borrower, 45 Broadway, LLC, (which include Rubin Schron, Abraham Fruchthandler, Ulo Barad and Sam Domb) have significant experience in this market.




The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999

                        The LaSalle Hotel Property Loans


Radisson South - Bloomington

                         LOAN INFORMATION

Cut-off Date Balance:                $46,403,465

% of Initial Pool:                   4.7%

Mortgage Loan Seller:                GE Capital Access, Inc.

Interest Rate:                       8.100%

Term to ARD:                         10 years

Amortization Term:                   25 years

Call Protection:                     Prepayment lockout; U.S. Treasury
                                     defeasance permitted as of the 2 year
                                     anniversary of the Closing Date.

Cut-Off Date LTV:                    53.8%

Maturity/ARD LTV:                    43.7%

U/W DSCR:                            1.85

Cross Collateralization/ Default:    Yes/Yes

Special Provisions:                  ARD Loan; Springing Lock Box
                                     (1.40x DSCR)


                                                               Le Meridien Hotel

                              PROPERTY INFORMATION

Single Asset/Portfolio:              Two Single Assets

Property Type:                       Hotel

Location:                            Minnesota and Texas

Years Built/Renovated:               1970/1998 and 1978/1995

Collateral:                          Full Service Hotel with 565 rooms and
                                     Full Service Hotel with 407 rooms

Property Operators:                  Radisson Bloomington Corp. and MHI
                                     Leasco Dallas, Inc.

U/W Net Cash Flow:                   $8,045,219

Appraised Value:                     $86,200,000

Appraisal Date:                      March 2, 1999 and March 3, 1999

Occupancy Rate at U/W:               68% and 65%



                                                          Number     Year Built/   Cut-Off Date
Property Name                    City           State    of Rooms    Renovated      Balance          Appraised Value         U/W NCF

Radisson South - Bloomington     Bloomington    MN         565      1970/1998    $  30,237,096      $    53,200,000     $  5,087,759
Le Meridien Hotel                Dallas         TX         407      1978/1995    $  16,166,368      $    33,000,000     $  2,957,460


Additional Information:

The Radisson South property is a 565-room full-service hotel consisting of 2 towers and is located in Bloomington, MN. The South tower is 21 stories and was constructed in 1970 and the 7 story Plaza Tower was added in 1980 adjacent to the South Tower. Additional property facilities include 65,600 SF of meeting space and two restaurants totaling 274 seats. Since its acquisition in December 1995, the property underwent over $9 MM of capital improvements. The property is operated by Radisson Bloomington Corporation, a subsidiary of Radisson, pursuant to a lease which expires 4/30/2009.

The Le Meridien property is a 407-room full-service hotel located in downtown Dallas. The 4-star design includes 15 stories with 23,214 SF of meeting space and a 110-seat restaurant. Le Meridien received a 3 Diamond Award from AAA. Since 1995, over $6 million has been invested in capital improvements. The property is operated by MHI Leasco Dallas, Inc., a subsidiary of Le Meridien, pursuant to a lease which expires 4/30/2008.

The Borrower is a special purpose entity. Principals of the borrower include La Salle Hotel Properties ("LHO"), a public REIT traded on NYSE. LHO owns 12 upscale and luxury full-service hotels, totaling 4,110 guestrooms in 9 states. In lieu of making monthly deposits into Tax and Insurance Escrows, the Borrower is permitted to post cash totaling six months Tax and Insurance billings.




The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999

                             The Alliance Portfolio

                         LOAN INFORMATION

Cut-off Date Balance:                $38,336,336

% of Initial Pool:                   3.9%

Mortgage Loan Seller:                Column Financial, Inc.

Interest Rate:                       7.830%

Balloon Term:                        10 years

Amortization Term:                   30 years

Call Protection:                     Prepayment lockout; U.S. Treasury
                                     defeasance permitted as of the 2 year
                                     anniversary of the Closing Date

Cut-Off Date LTV:                    78.2%

Maturity LTV:                        69.8%

U/W DSCR:                            1.24x

Cross Collateralization/ Default:    Yes/Yes



                         PROPERTY INFORMATION

Single Asset/Portfolio:                Portfolio

Property Type:                         Multifamily

Location:                              Texas

Years Built/Renovated:                 1984 to 1998

Collateral:                            5 Multifamily properties with 1,118 total
                                       units

Property Management:                   Alliance Residential Management, LLC

U/W Net Cash Flow:                     $4,128,050

Appraised Value:                       $49,050,000

Appraisal Date:                        June 7, 1999 to July 1, 1999

Wtd. Avg. Occupancy Rate at U/W:       94%


                                                               Number                  Year Built/
Property Name                 City                    State    of Units   Occupancy    Renovated      Appraised Value        U/W NCF
------------------------------------------------------------------------------------------------------------------------------------
Shadow Creek Apartments       North Richland Hills       TX       240         91%      1986/1996      $    11,300,000     $  932,085
Copper Cove Apartments        Houston                    TX       270         96%         1984        $    10,500,000     $  949,103
Hilltop Apartments            North Richland Hills       TX       238         91%      1985/1996      $    10,450,000     $  852,494
Foxboro Apartments            Houston                    TX       220         97%         1984        $     9,100,000     $  749,236
The Pinnacle Apartments       Lewisville                 TX       150         95%      1986/1998      $     7,700,000     $  645,132

Additional Information:

The subject multifamily properties' amenities include swimming pools, jacuzzis, fitness centers, business centers, laundry facilities, surface and covered parking and extensive landscaping. In general, the properties are 94% occupied.

The subject multifamily properties secure a single Mortgage Note. The borrower is a special purpose entity. Principals of the borrower, Alliance PK Portfolio, L.L.C., include Andrew Schor and Steven Ivankovich. The borrower is affiliated with Alliance Holdings, Inc. ("Alliance"), a privately owned real estate investment, development, and finance firm concentrated in the multifamily housing business. Alliance and its affiliates own interests in and manage more than 30,000 units throughout Texas, in the Midwest and along the eastern seaboard from Virginia to Florida.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999

                           Westin Resort Hilton Head


                         LOAN INFORMATION

Cut-off Date Balance:                $34,953,502

% of Initial Pool:                   3.6%

Mortgage Loan Seller:                GE Capital Access, Inc.

Interest Rate:                       8.170%

Term to ARD:                         10 years

Amortization Term:                   28 years

Call Protection:                     Prepayment lockout; U.S. Treasury
                                     defeasance permitted as of the 2 year
                                     anniversary of the Closing Date.

Cut-Off Date LTV:                    42.8%

Maturity/ARD LTV:                    37.5%

U/W DSCR:                            2.39x

Cross Collateralization/ Default:    No/No

Special Provisions:                  ARD Loan; Springing Lockbox
                                     (1.40x DSCR)



                       PROPERTY INFORMATION

Single Asset/Portfolio:              Single Asset

Property Type:                       Hotel

Location:                            Hilton Head, South Carolina

Years Built/Renovated:               1984/1997

Collateral:                          Full Service Hotel with 412 rooms
                                     located in South Carolina

Property Management:                 Westin Hotel Company

U/W Net Cash Flow:                   $7,626,447

Appraised Value:                     $81,700,000

Appraisal Date:                      January 1, 1999

Occupancy Rate at U/W:               64%



Additional Information:

The subject property is a five story full service hotel containing 412 rooms and 25,000 SF of meeting space that is part of a 24-acre beachfront site overlooking the Atlantic Ocean in Hilton Head, South Carolina. Additional property facilities include three restaurants, two outdoor pools, one indoor pool and a fitness center. Adjacent to the property is Port Royal Golf and Racquet featuring 54 holes of PGA championship golf and 16 tennis courts. Room mix at the subject includes 154 double/double, 229 king and 29 suites. The Westin Resort Hilton Head has received a 4 Diamond award from AAA.

The borrower is a single purpose entity controlled by Caesar Park Hotels & Resorts Inc. ("Caesar"). Caesar owned Westin Hotel Co, from 1987-1995 and currently owns nine Westin-flagged hotels in North America.

The subject property is managed by Westin Hotel Co., which was founded in 1930 and is a subsidiary of Starwood Hotels & Resorts, Inc., a major hotel operator. The subject management agreement runs through 12/31/2019 and is subordinate to the mortgage loan. Borrower maintains a 4% FF&E Reserve and a Tax and Insurance Escrow.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG3  Collateral and Structural Term Sheet  September 17, 1999

                         Southshore Beach & Tennis Club


                         LOAN INFORMATION

Cut-off Date Balance:               $34,941,132

% of Initial Pool:                  3.6%

Mortgage Loan Seller:               GE Capital Access, Inc.

Interest Rate:                      7.780%

Balloon Term:                       10 years

Amortization Term:                  30 years

Call Protection:                    Prepayment lockout; U.S. Treasury
                                    defeasance permitted as of the 2 year
                                    anniversary of the Closing Date.

Cut-Off Date LTV:                   72.0%

Maturity LTV:                       64.2%

U/W DSCR:                           1.33x

Cross Collateralization/ Default:   No/No


                       PROPERTY INFORMATION

Single Asset/Portfolio:              Single Asset

Property Type:                       Multifamily

Location:                            Alameda, California

Years Built/Renovated:               1974

Collateral:                          Multifamily property with 450 units
                                     located in California

Property Management:                 Maxim Property Management

U/W Net Cash Flow:                   $4,000,095

Appraised Value:                     $48,500,000

Appraisal Date:                      May 6, 1999

Occupancy Rate at U/W:               95%

Additional Information:

The subject property is a 450 unit multifamily complex located on the San Francisco Bay. Amenities include four swimming pools with heated spas, five tennis courts, a basketball court, an exercise/fitness room, laundry facilities and a combination leasing/management office. The fifteen-acre site is enhanced by fountains, waterscapes and extensive landscaping.

The borrower is a single-purpose entity, which is controlled by Mr. Sanford N. Diller. Mr. Diller is the founder of Maxim Property Management. Since inception, Maxim Property Management has been responsible for the design and development of over 8,000 class A apartment units and close to 2.7 million square feet of office and retail space in five western states. Mr. Diller developed the subject in 1974 and has owned and operated the property since that time.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.